UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Dominion Boulevard Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 12, 2024, John C. Lee, Jr. gave notice of his resignation as President and Chief Executive Officer ("CEO") of Old Dominion Electric Cooperative ("ODEC"), effective February 1, 2025. Mr. Lee will serve as senior advisor to ODEC from February 1, 2025 through December 31, 2025, in accordance with the amendment to the consulting services agreement (see "(e)" below).

(c) On November 12, 2024, our board of directors appointed Christopher F. Cosby as President and CEO of ODEC, effective February 1, 2025. Mr. Cosby joined ODEC in 2018 and currently serves as Chief Operating Officer ("COO") and has served in that role since October 27, 2024. Mr. Cosby served as Senior Vice President and COO from December 12, 2023 to October 26, 2024, and served as Senior Vice President of Power Supply from March 2022 to December 2023. Mr. Cosby held the positions of Vice President of Regulatory Affairs from 2021 to 2022 and Director of Asset Management from 2018 to 2021.

(e) On November 12, 2024, ODEC entered into an amendment to the consulting services agreement with John C. Lee, Jr., with an effective date of November 12, 2024. The amendment confirms that the transition to senior advisor will occur effective February 1, 2025; and provides that he will receive monthly compensation of $125,000, reimbursement of all reasonable expenses incurred on ODEC's behalf, and an automobile allowance of $1,500 per month. A copy of the amendment to the consulting services agreement is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
10.1	Amendment to consulting services agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: November 18, 2024	/s/ Bryan S. Rogers
Bryan S. Rogers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)